Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Titanium Asset Management Corp. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission as of the date hereof (the “Report”), I, Jonathan Hoenecke, Chairman and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 15, 2010	/s/ Jonathan Hoenecke
Jonathan Hoenecke
Chief Financial Officer